UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

ANTERO RESOURCES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-164876-06	90-0522242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 357-7310

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On August 29, 2013, Antero Resources LLC (the “Company”), entered into an Eighth Amendment (the “Amendment”) to its Fourth Amended and Restated Credit Agreement with the lenders party thereto and J.P. Morgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”).  The Amendment provides for an increase of the borrowing base from $1.75 billion to $2.0 billion and an increase of lender commitments from $1.45 billion to $1.75 billion. In addition, the Amendment revises the definition of Change of Control to allow for the initial public offering of Antero Resources Corporation (“Antero Corp”).  A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Amendment is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Antero Corp appointed Richard W. Connor to the Board on August 28, 2013, to be effective September 1, 2013. There are no family relationships between Mr. Connor and any director or executive officer of the Company or Antero Corp, and Mr. Connor does not have a direct or indirect material interest in any transaction or arrangement in which the Company or Antero Corp is a participant.

Item 7.01              Regulation FD Disclosure.

On September 3, 2013, the Company issued two press releases, copies of which are attached hereto as Exhibit 99.1 and 99.2, announcing the appointment of Mr. Connor and the Amendment to the Credit Agreement, respectively.  Exhibit 99.1 and 99.2 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT	DESCRIPTION

10.1

Eighth Amendment to Fourth Amended and Restated Credit Agreement dated August 29, 2013 by and among Antero Resources Corporation and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, to increase the borrowing base and lender commitments under the Fourth Amended and Restated Credit Agreement dated as of November 4, 2010 (incorporated by reference to Exhibit 10.23 to Registration Statement on Form S-1/A (Commission File No. 333-189284) filed on August 30, 2013).

99.1	Antero Resources Corporation press release dated September 3, 2013.

99.2	Antero Resources Corporation press release dated September 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES LLC

	By:	/s/ GLEN C. WARREN, JR.

Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: September 3, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1

Eighth Amendment to Fourth Amended and Restated Credit Agreement dated August 29, 2013 by and among Antero Resources Corporation and JPMorgan Chase Bank, N.A., as administrative agent for the lenders, to increase the borrowing base and lender commitments under the Fourth Amended and Restated Credit Agreement dated as of November 4, 2010 (incorporated by reference to Exhibit 10.23 to Registration Statement on Form S-1/A (Commission File No. 333-189284) filed on August 30, 2013).

99.1	Antero Resources Corporation press release dated September 3, 2013.

99.2	Antero Resources Corporation press release dated September 3, 2013.